UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2008
CANYON RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
14142 Denver West Parkway, Suite 250
Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)
(303) 278-8464
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.
On January 23, 2008, Canyon Resources Corporation, a Delaware corporation (“Canyon Resources”) announced that it will hold a special meeting of its stockholders to consider and approve the previously announced Agreement and Plan of Merger by and among Atna Resources Ltd., a corporation incorporated under the laws of the Province of British Columbia (“Atna”), Arizona Acquisition Ltd., a wholly owned subsidiary of Atna, and Canyon Resources. The special meeting will be held on March 6, 2008 at 3:00 p.m., Mountain Time, at Table Mountain Inn located at 1310 Washington Avenue, Golden, Colorado. Stockholders of record on January 18, 2008 will be entitled to vote at the special meeting.
On January 23, 2008, Canyon Resources issued a press release regarding the special meeting. A copy of that press release is attached hereto as Exhibit 99.1.
In connection with the proposed transaction, Atna and Canyon have filed relevant materials with the SEC, including the filing by Atna with the SEC of a Registration Statement on Form F-4 on January 17, 2008 (the “Registration Statement”), which includes a prospectus and related materials to register the common shares of Atna to be issued in exchange for Canyon common stock in the merger. The Registration Statement incorporates a proxy statement/ prospectus (the “Proxy Statement/Prospectus”) that Canyon plans to mail to its stockholders in connection with obtaining approval to the proposed merger. The Registration Statement and the Proxy Statement/Prospectus contain important information about Canyon, Atna, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully. Investors and security holders may obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Canyon and Atna through the web site maintained by the SEC at www.sec.gov.
Canyon and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Canyon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Canyon’s annual report on Form 10-K, which was filed with the SEC on March 2, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov. Atna and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Canyon in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Atna’s Form 20-F filed with the SEC on June 30, 2007, as amended on January 4, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
99.1	Canyon Resources Corporation news release PR08-01 dated January 23, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: January 23, 2008	By:	/s/ David P. Suleski
David P. Suleski
Vice President and Chief Financial Officer

Exhibit Index
99.1	Canyon Resources Corporation news release PR08-01 dated January 23, 2008.